UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2004

THE HOUSTON EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11899 (Commission File Number)	22-2674487 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 2000 Houston, Texas (Address of principal executive offices)		77002-5215 (Zip Code)

Registrant’s telephone number, including area code: (713) 830-6800

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press release issued by The Houston Exploration Company on February 5, 2004.

Item 12. Results of Operations and Financial Condition.

On February 5, 2004, we issued a press release with respect to our financial and operational results for the fourth quarter and full year ended December 31, 2003. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOUSTON EXPLORATION COMPANY

By:	/s/ James F. Westmoreland

James F. Westmoreland Vice President and Chief Accounting Officer

Dated: February 5, 2004

Exhibit Index

Exhibits	Description

*99.1	— Press release issued by The Houston Exploration Company on February 5, 2004.

*	Filed herewith.